Associated Banc-Corp Investor Presentation Third Quarter 2012 September 4, 2012 Exhibit 99.1

Forward-Looking Statements
Important note regarding forward-looking statements:

Statements made in this presentation which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance.  Such forward-looking statements may be identified by the use of words such as “believe”, “expect”,
“anticipate”, “plan”, “estimate”, “should”, “will”, “intend”, “outlook”, or similar expressions.  Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements.  Factors which may cause actual results to differ materially from those contained in such forward-looking statements include those identified in the company’s most recent Form 10-K and subsequent SEC filings.  Such factors are incorporated herein by reference.

•
Top 50, publicly traded, U.S. bank holding company
•
$22 billion in assets; largest bank headquartered in Wisconsin
– Over 250 banking offices serving over 150 communities
– #1 mortgage originator in Wisconsin
– #1 SBA lender in Wisconsin
Leading Midwest Banking Franchise
2
1 Based on 2010 number of funded mortgage loans per HMDA data; Based on 2011 FY number of funded SBA loans;
3 FDIC market share data 6/30/11; 4 Source: U.S. BLS, Jul. 2012; 5 Source: FRB Chicago Midwest Manufacturing Index,
June 2012
La Crosse
Green Bay
Peoria
Chicago
Madison
Rockford
Neenah
St. Louis
Milwaukee
Wausau
Appleton
Operating in Attractive Midwest Markets
•
WI & MN continue to show above average employment levels
•
Midwest Manufacturing output is up 12.5% YoY (vs. 5.2% nationally)
•
Midwest Machinery output is up 11.6% YoY
WI MN IL U.S.
Unemployment Rate
4
7.3% 5.8% 8.9% 8.3%
ASBC Deposits
($ in billions)
$10.6 $1.5 $3.0 $15.1
Minneapolis
Indianapolis
Cincinnati
Detroit
>$1bn deposits
>$500m deposits
>$250m deposits
Commercial offices
2

4
5
5
3
3
3

Core Regional Banking Business Model
•
Upper Midwest regional focus on
servicing U.S. customers
operating in domestic markets
•
No European loans & no direct
exposure to foreign governments
or foreign central banks

Differentiation from Large-Cap, Diversified Financial Institutions
Nominal
European
Exposure
Nominal
Trading &
Derivative
Positions
Basel III
Compliant
Capital
•
No overseas or off-shore
trading or investment functions
•
No proprietary trading activities
or portfolios
•
No market maker positions in
derivatives
•
Current capital levels are well
in excess of “well-capitalized”
regulatory benchmarks
•
Existing capital levels are
already above proposed
Basel III capital levels
Tier 1 Common Equity Ratio
Nominal
Mortgage
Put-back
Exposure
•
Nominal historical agency
repurchase levels
•
No significant exposure to high
risk mortgage asset classes or
high risk underwriting programs
12.61%
12.04%
12.49% 12.44%
12.24%

Core Organic Loan Growth 4 Total Loans of $14.7 billion at June 30, 2012 Quarterly Net Loan Growth Trend Total Loans ($ in billions) Loan Mix – 2Q 2012 ($ in millions)

Growing Commercial & Business Lending

($ in billions)
CB&L Loans by Industry (2Q 2012)
Highlights
• Q2 loan production continued to show strength
• Recent hires continue to gain traction in driving
new relationships to Associated
• Launched enhanced Treasury Management online
portal in February
• Focusing on cross-sell with Treasury Management,
AFG, and Private Client & Institutional Services to
deepen customer relationships
Commercial & Business Lending Loans
Other, 23%
Manufacturing,
17%
Finance &
Insurance, 12%
Wholesale
Trade, 10%
Real
Estate,
9%
Retail Trade, 6%
Health Care &
Social
Assistance, 5%
Oil & Gas, 5%
Professional,
Scientific, &
Technical
Services, 4%
Rental & Leasing
Services, 4%
Power & Utilities,
3%
Transportation &
Warehousing,
2%

Growing Commercial Real Estate Lending

($ in billions)
Highlights
•
•
•
Commercial Real Estate Lending Loans
CRE Loans by Collateral (2Q 2012)
Construction
Investor commercial real estate
$2.4
$2.5
$2.6
$2.7
$2.8
$2.9
$3.0
$3.1
$3.2
$3.4
$1.5
$2.0
$2.5
$3.0
$3.5
$4.0
2Q 2011 3Q 2011 4Q 2011 1Q 2012 2Q 2012
MULTI
-
FAMILY 23%
OFFICE /
MIXED USE
22%
RETAIL 18%
18%
INDUSTRIAL
7%
OTHER 7%
HOTEL /
MOTEL 4%
CONSTRUCTION
~90% of CRE loans are in
core footprint
Continuing strong growth
across the footprint
Growing multi-family
lending portfolio

Growing Private Client and Institutional Services
(Formerly Wealth Management)

Cross-Line Partnerships between
Private Client & Institutional Services and
Commercial Banking & Insurance
Highlights
•
•
•
•
•
•
• Over $5.9 billion of assets under management
Over 60,000 participants in supported business
retirement plans
Product & service enhancements for affluent client
base
Addition of new talent in Minneapolis in order to
execute on strategic growth in the market
Hired new head of Trust; based in Milwaukee
Increasing the number and depth of Private Banking
households
Focusing on core disciplines, business development,
and cross-line partnership with Commercial Banking
Deposit
Solutions
Asset
Management
Brokerage
Insurance
Lending
Trust &
Custodial

Expanding Retail Banking Relationships

Highlights
• Strengthening the basics
– Strengthening our focus on our premier
banking customers
– Expanding the scope and reach of our
market-leading mortgage franchise
• Leveraging our relationship with the Green Bay
Packers & Aaron Rodgers
Packers Banking
Residential Mortgage Loan Portfolio
($ in billions)
Mortgage Loans Originated for Sale
($ in millions)

Footprint Update

Example relocated office Example small-format teller line
Continuing To Invest In Our Branches While Optimizing Our Network
Highlights
• Completed the
remodel, relocation, or
new construction of
over 30 branches in
2011
• 50 remodels planned in
2012; completed ~30
branches in 1H2012
• 1H 2012PPE expense
of $33 million includes
ongoing investments in
franchise
• Consolidated 21
branches in 1H2012
and sold three
additional outlying
branches in Jan. 2012
• Consolidating in
downtown Green Bay
Example in-store remodel Example traditional remodel

Disciplined Deposit Pricing and Stable Margins

Yield on Interest-earning Assets
Cost of Interest-bearing Liabilities
Average Deposits
Net Interest Margin
($ balances in billions)
Average Total Deposits of $15.1 billion at June 30, 2012

•
Continue to examine options for acquisitions while maintaining discipline in pricing of any transaction
•
Branch consolidation transactions with cost take-out opportunities provide greater value in current environment
•
Focused on transactions with lower tangible book value dilution and shorter-term earn back period
Value-added Approach to Capital Management
•
Focus remains on funding organic loan growth across the footprint
•
Supporting business growth initiatives

Funding Organic Growth
Paying a Competitive Dividend
•
Increased quarterly dividend to $0.05/share in 1Q12
•
Committed to revisiting the dividend policy at the end of 2012
Buybacks and Redemptions
•
Repurchased $30 million of common stock during 2Q12
•
Redeemed $25 million of outstanding 7.625% Trust preferred securities in 2Q12
•
Announced intent to redeem all outstanding Trust preferred securities over the next 90 days
Non-organic Growth Opportunities

2
nd
Half 2012 Outlook

Loan Growth
• Approximately 4-6% core loan
growth in 2H 2012 including
commercial and business lending,
CRE, & residential mortgage
• Continued decline in installment
and home equity balances
Deposit Growth
Fee Income
NIM
Positioned for Growth; Creating Long-Term Shareholder Value
Credit
• Continued disciplined pricing
• Slowing run-off of high cost CDs
• Sustained focus on treasury
management solutions to drive
growth in commercial deposits
• Approximately 3.25% area for
the second half of 2012
• Modest growth in core fee-
based revenues with
mortgage banking income
likely reduced going forward
• 2-3% growth in second half 2012
compared to the first half
• Continuing improvement in
credit trends
• Very modest provision outlook
Expenses

Why Associated

Net Income
Available to
Common
($ in millions)
Return on Tier 1
Common Equity
Reasons to Invest Net Income Available to Common & ROT1CE
Management Team Focused on Creating
Long-Term Shareholder Value
•
Leading Midwest Bank Operating in
Attractive Markets
•
Core Organic Growth Opportunity
•
Disciplined Deposit Pricing & Stable Margin
•
Improving Credit Quality
•
Strong Capital Profile Above Basel III
Expectations & Opportunities for Capital
Deployment
•
Improving Earnings Profile

Associated Banc-Corp will be the most admired Midwestern financial services company, distinguished by sound, value-added financial solutions with personal service for our customers, built upon a strong commitment to our colleagues and the communities we serve, resulting in exceptional value for our shareholders.

Appendix 15

Continued Improvement in Credit Quality Indicators

($ in millions)
2Q 2011 3Q 2011
4Q 2011 1Q 2012 2Q 2012
Potential problem loans $     699 $     660 $     566 $     480 $     410
Nonaccruals $     468 $     403 $     357 $     327 $     318
Provision for loan losses $       16 $         4 $         1 $         0 $         0
Net charge offs $       45 $       30 $       23 $       22 $       24
ALLL/Total loans 3.25% 2.96% 2.70% 2.50% 2.26%
ALLL/Nonaccruals 91.09% 99.09% 105.99% 108.93% 104.65%
NPA/Assets 2.33% 2.03% 1.82% 1.65% 1.62%
Nonaccruals/Loans 3.57% 2.99% 2.54% 2.29% 2.16%
NCOs / Avg Loans 1.37% 0.90% 0.64% 0.61% 0.65%

High Quality Investment Securities Portfolio
Market Value Composition – June 30, 2012 Investment Portfolio – June 30, 2012
Portfolio Composition Ratings – June 30, 2012 Risk – Weighted Profile – June 30, 2012
Credit Rating Mkt Value (000’s) % of Total
Govt & Agency
$       3,443,846 76%
AAA
153,723 3%
AA
763,854 17%
A
125,579 3%
BAA1, BAA2 & BAA3
15,132 ---
BA1 & Lower and
Non-rated
19,302 ---
TOTAL $4,521,436 100%
Type
Mkt Value
(000’s)
% of Total
0% RWA
$    37,469 1%
20% RWA
4,190,343 93%
50% RWA
35,849 1%
=>100% RWA
100,464 2%
Not subject to RW
157,311 3%
TOTAL
$4,521,436 100%
Type
Bk Value
(000’s)
Mkt Value
(000’s)
TEY
(%)
Duration
(Yrs)
Govt &
Agencies
$     1,011 $   1,011 0.33 2.10
MBS
1,753,910 1,838,909 3.80 2.14
CMOs
1,586,621 1,611,471 2.76 0.63
Municipals
786,511 835,136 5.53 4.36
ABS
139,368 139,164 0.67 0.19
Corporates &
Other
93,144 95,745 1.86 1.30
TOTAL AFS
$4,360,565 $4,521,436 3.59 1.94

Consumer Loan Portfolios by Geography

(as of June 30, 2012)
Residential Mortgage Loans by State Home Equity Loans by State
Approximately half of home equity
portfolio is in first-lien position
WISCONSIN 53%
ILLINOIS 31%
MINNESOTA 9%
MISSOURI 4%
OTHER 3%
WISCONSIN 72%
ILLINOIS 16%
MINNESOTA
11%
OTHER 2%

Commercial & Business Lending Loans
Commercial & Business Lending portfolio of $5.3 billion, or 36% of Total Loans, at June 30, 2012
Commercial & Business Lending Loans by State Commercial & Business Lending Loans by Industry
WISCONSIN 41%
ILLINOIS 19%
MINNESOTA 16%
OTHER 18%
CALIFORNIA 3%
TEXAS 3%
Other, 23%
Manufacturing, 17%
Finance &
Insurance, 12%
Wholesale
Trade, 10%
Real
Estate, 9%
Retail Trade, 6%
Health Care & Social
Assistance, 5%
Oil & Gas, 5%
Professional,
Scientific, & Technical
Services, 4%
Rental & Leasing
Services, 4%
Power & Utilities, 3%
Transportation &
Warehousing, 2%

Commercial Real Estate Lending Loans
Commercial Real Estate Lending portfolio of $3.4 billion, or 23% of Total Loans, at June 30, 2012
Commercial Real Estate Lending Loans by State Commercial Real Estate Lending Loans by Collateral
MULTI
-
FAMILY
23%
OFFICE/MIXED
USE 22%
RETAIL 18%
CONSTRUCTION
18%
INDUSTRIAL 7%
OTHER
7%
HOTEL/MOTEL
4%
WISCONSIN
46%
ILLINOIS
22%
MINNESOTA
15%
OTHER
8%
OHIO
4%
MISSOURI
3%
INDIANA
2%